EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Atlantic Technology Ventures, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.


                                                              /s/ KPMG LLP
                                                              ------------
                                                              KPMG LLP

Short Hills, New Jersey
March 22, 2001